Restructuring Charges	12 Months Ended
Dec. 31, 2013
Restructuring And Related Activities [Abstract]
Restructuring Charges

14. RESTRUCTURING CHARGES

During June 2012, the Company undertook a workforce reduction which resulted in a restructuring charge of $418. The components of the charge included $300 for severance, benefits and other costs associated with the termination of the affected employees, and $118 for lease obligations. In addition, the Company wrote-off $209 of assets related to this workforce reduction which was included in marketing, general and administration expense.

The following table summarizes details of the Company’s restructuring charges and related reserves:

Description	Workforce Reduction	Lease Obligation	Total
Charges	$300	$118	$418
Cash payments	(300)	(21)	(321)

Balance of provision as at December 31, 2012	$—	$97	$97
Charges	—	—	—
Cash payments	—	(59)	(59)

Balance of provision as at December 31, 2013	$—	$38	$38